SETTLEMENT AGREEMENT
	This Settlement Agreement ("Agreement") is made by and between the Sheet
Metal Workers' National Pension Fund ("Fund"), Tenney Engineering, Inc., TNY
Corp., Tenney Environmental Products, Inc., WesTenn Sales, Inc., VacTenn,
Inc., and DynaTenn, Inc., d/b/a DynaVac (collectively, "Tenney Controlled
Group" or the "Group").
	WHEREAS, the Fund is a multiemployer pension plan covered by  Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and
	WHEREAS, Tenney Engineering, Inc. is a former contributing employer to the
Fund; and
	WHEREAS, the Fund has alleged that Tenney Engineering, Inc., TNY Corp.,
Tenney Environmental Products, Inc., WesTenn Sales, Inc., VacTenn, Inc., and
DynaTenn, Inc. d/b/a DynaVac are a group of trades or business under common control and constitute a single employer for purposes of Title IV of ERISA;
and,
	WHEREAS, the Fund has issued a revised assessment and demand to the Tenney
Controlled Group for withdrawal liability in the amount of $502,665.64 as a result of an alleged complete withdrawal by the Tenney Controlled Group in
February, 1993 (the "Withdrawal Assessment"); and,
	WHEREAS, the Fund filed an action in the United States District Court for the Eastern District of Virginia, Alexandria Division, styled Board of
Trustees, Sheet Metal Workers' National Pension Fund v. Tenney Engineering,
Inc., et al., No. 95-1609-A ("Legal Action") seeking payment of the
Withdrawal Assessment; and,
	WHEREAS, Tenney Engineering, Inc. filed an arbitration demand with the
American Arbitration Association, styled Sheet Metal Workers' National
Pension Fund and Tenney Engineering, Inc., ("Arbitration Action") seeking to challenge the Fund's Withdrawal Assessment; and,
	WHEREAS, Tenney Engineering, Inc. withdrew its request for arbitration; and,
	WHEREAS, the Fund and the Tenney Controlled Group now wish to compromise and settle all claims for withdrawal liability that the Fund may have against the Tenney Controlled Group as a result of the above-described
Withdrawal Assessment.
	NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties agree as follows:
	1.  The Tenney Controlled Group agrees to pay the Fund the amount of
$720,090.49 (the "Settled Amount") in settlement of the Legal Action.  If, however, the Tenney Controlled Group pays the Fund $397,330 in accordance with the terms, conditions and schedule set out in paragraph 2, the Fund will forgive the remaining Settled Amount and the Tenney Controlled Group's payment obligations under this Agreement will be deemed fully discharged.
If, however, the Tenney Controlled Group fails to make any payment set out in paragraph 2, the Fund shall be entitled to collect the entire ammount as set out in paragraphs 12 and 17.
	2.  The Tenney Controlled Group agrees to pay the Fund $75,000.00 by certified check, cashier's check, or by wire transfer on or before September
13, 1996 and to make monthly payments of $6,613.09 for five (5) full years pursuant to the attached schedule beginning with the first monthly payment on October 1, 1996, such monthly payments to be made by certified check, cashier's check, or by wire transfer payable to the Fund with each payment due on the first of each month.  (The payment schedule is attached to and made a part of this Agreement as Exhibit A).
	3.  The Tenney Controlled Group acknowledges and agrees that by entering into this Agreement it releases any right, title, or interest it has to the funds paid in satisfaction of the Withdrawal Assessment and further releases all claims it has for refund of any of the payments described in paragraph 2 above.
	4.  The Fund agrees that complete and timely receipt of all of the payments referenced in paragraph 2 of this Agreement shall result in the forgiveness of the remaining Settled Amount set out in paragraph 1 and shall fully satisfy any and all claims for withdrawal liability that the Fund or anyone acting through or on behalf of the Fund has or may have against the Tenney
Controlled Group as a result of the above-described Withdrawal Assessment;
provided however that this Agreement shall not preclude any claims against the Tenney Controlled Group or others for withdrawal liability if it is determined that the warranties contained in paragraphs 5 through 7 below are breached or that the representations contained in paragraphs 5 through 7 below are false.  Notwithstanding the foregoing, the parties agree that the releases given by this paragraph will not become effective until the date 91 days after the date on which the last monthly payment check referred to in paragraph 2 has been honored, or wire transfer has been effected.
	5.  The Tenney Controlled Group warrants and represents to the Fund that on the date of withdrawal, February, 1993, there were no other trades or businesses under common control with it within the meaning of 29 U.S.C.
(1301(b), that were ever obligated at any time to contribute to the Fund.
	6.  The Tenney Controlled Group warrants and represents to the Fund that neither it nor any trades or businesses under common control with it (as defined in 29 U.S.C. (1301(b)(1) have under reported or understated their obligation to make contributions and report contribution base units of the employer (as that term is defined in 29 U.S.C. (1301(b)(1) to the Fund.
	7.  The Tenney Controlled Group warrants and represents to the Fund that all documentation concerning its financial condition heretofore provided by it or its agents to the Fund to enable the Fund to evaluate this Agreement is true and accurate.
	8.  If any of the warranties in paragraphs 5 through 7 above are breached or if any of the representations in paragraphs 5 through 7 above are false, then the Fund shall have the immediate right to execute on the judgment provided for in paragraph 17 to recover the full Settled Amount, which includes the total Withdrawal Assessment and any and all applicable damages pursuant to 29 U.S.C. (1132(g)(2) against the Tenney Controlled Group and to bring an action against any and all trades or businesses under common control with the Tenney Controlled Group on the date of withdrawal.
	9.  The Legal Action shall be dismissed without prejudice after execution of this Agreement, payment of the $75,000.00 sum referenced in paragraph 2 above, and execution of the judgment referred to in paragraph 17 by the parties.
 10.  The Tenney Controlled Group agrees to dismiss the Arbitration Action with prejudice between itself and the Fund after execution of this Agreement and the Tenney Controlled Group agrees to waive any right to arbitration between itself and the Fund pursuant to 29 U.S.C. (1401, concerning the above-described Withdrawal Assessment.
 11.  If any member of the Tenney Controlled Group or any entity under common control with the Tenney Controlled Group as of February, 1993, files a petition for bankruptcy protection under any chapter of the United States
Bankruptcy Code, or an involuntary petition is filed against any one or more of them and an order allowing the petition is entered by the court, or an assignment for the benefit of creditors is made by any one of them after any payment referenced in paragraph 2 above, and as a result of such bankruptcy proceeding or assignment all or a portion of the amount paid under paragraph
2 is claimed by, recovered by, or ordered to be paid over to any bankruptcy trustee, bankruptcy estate, or other party, then the covenants, terms and provisions of this Agreement, and the dismissal of the Legal Action shall immediately be deemed to be inoperative and null and void to the extent they compromise or reduce the Fund's claims for collection of the Withdrawal
Assessment and any applicable damages pursuant to 29 U.S.C. (1132(g)(2).
Additionally, in the event of a voluntary bankruptcy proceeding, involuntary bankruptcy petition and an order allowing the petition is entered by the court, or assignment for the benefit of creditors, the Fund shall be entitled to enforce the judgment referred to in paragraph 17 against the Tenney
Controlled Group or others to collect the balance due under such judgment without regard to any releases provided in this Agreement and the Tenney
Controlled Group shall be liable for the immediate payment of the entire unsatisfied Settled Amount, which includes the Withdrawal Assessment, interest on the Withdrawal Assessment, the greater of liquidated damages or interest or on the assessment, attorney's fees and costs.
    12.  If for any reason the Fund does not receive a payment on or before the date it is due, it shall constitute a material breach of this Agreement.
 The amounts of such payments are set forth in the attached payment schedule
(Exhibit A).  In the event of a material breach, the Fund shall be entitled to enforce the judgment referred to in paragraph 17 against the Tenney
Controlled Group and to bring an action against others to collect the balance due under the Withdrawal Assessment without regard to any contingent releases provided in this Agreement and the Tenney Controlled Group shall be liable for, by way of the judgment, the immediate payment of the entire unsatisfied Settled Amount, which includes the Withdrawal Assessment, interest on the Withdrawal Assessment, the greater of liquidated damages or interest on the assessment, attorney's fees, and costs.  In the alternative, the Fund may, in its sole discretion, file an action or assert a claim against the Tenney Controlled Group for breach of this Agreement.
  13.  It is specifically understood by and between the parties hereto that the acceptance of any payment required under this Agreement by the Fund after the time when it becomes due, as herein set forth, shall not be held to establish a custom or waive any right of the Fund to enforce payment of any remaining installment herein.
 14.  There shall be no pre-payment penalty assessed against the Tenney
Controlled Group if it pre-pays any payment.
 15.  Payment under this Agreement may be extended or modified by mutual consent without affecting the liability of the Tenney Controlled Group hereunder.
 16.  This Agreement does not preclude, determine, or concede any claims the
Fund may have against the Tenney Controlled Group or others for future withdrawal liability assessments or contribution delinquency should any member of the Tenney Controlled Group become obligated to contribute to the
Fund as a result of an event which occurs after execution of this Agreement.
    17.  Simultaneously with the execution of this Settlement Agreement, the
Tenney Controlled Group shall execute a consent judgment, in the form annexed hereto as Exhibit B, by which each member of the Group will become jointly and severally liable to the Fund for the full Settled Amount, which includes the total Withdrawal Assessment and all applicable damages pursuant to 29 U.S.C. (1132(g)(2).  The consent judgment may be entered at any time by the Fund against the Group in any State or Federal Court in the event:
(1) the warranties in paragraphs 5 through 7 above are breached, (2) the representations in paragraphs 5 through 7 above are false, (3) the Fund does not receive a payment on or before the date it is due, (4) any or all members of the Tenney Controlled Group file(s) a petition for bankruptcy protection under any chapter of the United States Bankruptcy Code, (5) an involuntary bankruptcy petition is filed against any or all members of the Tenney
Controlled Group, or (6) any or all members of the Tenney Controlled Group files an assignment for the benefit of creditors.  In the event of a bankruptcy filing, the Tenney Controlled Group agrees to waive any rights or defenses it may have under 29 U.S.C. (1405(b) and agrees further to allow the Fund's claim for the Settled Amount in full less any payments already made, credited first to the aggregate of interest, liquidated damages, costs and attorney's fees, and then toward any remaining principal amount.
    18.  In the event that there is a material breach of this Agreement and the Fund brings an action as a result of that breach, and/or the Fund brings an action and/or seeks to enforce the judgment as specifically set out in paragraphs 8, 12 and/or 17, the Tenney Controlled Group and any trades or businesses under common control with the Tenney Controlled Group on the date of withdrawal agree to waive their rights to assert any claim or defense of statute of limitations, estoppel, waiver, and/or laches to such an action.
The Fund, and the Tenney Controlled Group on behalf of itself and all trades or businesses under common control with it on the date of withdrawal, hereby agree to toll the applicable statute of limitations for the collection of the
Withdrawal Assessment and all applicable damages during the pendency of the payment period described in paragraph 2 above and referenced in Exhibit A attached hereto.
19.  The Tenney Controlled Group shall not be entitled to a refund of amounts paid to the Fund hereunder and the Tenney Controlled Group waives its right to assert a refund claim in any future collection action.
 20.  Each of the foregoing recitals are hereby incorporated into and made a part of this Settlement Agreement.
 21.  If any provision in this Agreement is held by any court to be invalid or otherwise without effect, the remaining provisions of this Agreement will remain in full force and effect.
 22. In the event that any or all members of the Tenney Controlled Group file a petition for bankruptcy protection under any chapter of the United
States Bankruptcy Code or an involuntary bankruptcy petition is filed against any one or more of them and an order allowing the petition is entered by the court, then any and all members of the Tenney Controlled
Group agree not to oppose and to consent to the Fund seeking relief from the automatic stay for purposes of entering the judgment referenced in paragr
	IN WITNESS WHEREOF, the Trustees of the Fund have caused this Agreement to be executed in the name of the Fund by its duly authorized administrator and each member of the Tenney Controlled Group has caused this Agreement to be executed by its duly authorized officer.

       						SHEET METAL WORKERS'
ATTEST:					NATIONAL PENSION FUND

	BY:

DATED:					TITLE:


                              ATTEST:					TENNEY ENGINEERING, INC.

                        						BY:

                              DATED:					TITLE:


                              ATTEST:					TNY CORP.

                        						BY:

                              DATED:					TITLE:


                              ATTEST:					TENNEY ENVIRONMENTAL PRODUCTS, INC.

                        						BY:

                             DATED:					TITLE:


                             ATTEST:					WESTENN SALES, INC.

                       						BY:

                            DATED:					TITLE:


                            ATTEST:					VACTENN, INC.

                        				BY:

                            DATED:					TITLE:


                           ATTEST:					DYNATENN, INC.
						                     d/b/a DYNAVAC

                      					BY:

                          DATED:					TITLE:



EXHIBIT A

TENNEY ENGINEERING, INC.
AMORTIZATION OF AMOUNT TO BE PAID UNDER PARAGRAPH 2

									Principal
			Principal		Interest		Remaining

Year 1
Month 1		$4,329.92		$2,283.17		$318,000.08
Month 2		$4,360.59		$2,252.50		$313,639.48
Month 3		$4,391.48		$2,221.61		$309,248.00
Month 4		$4,422.59		$2,190.51		$304,825.42
Month 5		$4,453.91		$2,159.18		$300,371.50
Month 6		$4,485.46		$2,127.63		$295,886.04
Month 7		$4,517.23		$2,095.86		$291,368.81
Month 8		$4,549.23		$2,063.86		$286,819.58
Month 9		$4,581.45		$2,031.64		$282,238.12
Month 10		$4,613.91		$1,999.19		$277,624.21
Month 11		$4,646.59		$1,966.50		$272,977.63
Month 12		$4,679.50		$1,933.59		$268,298.12
Year 2
Month 13		$4,712.65		$1,900.45		$263,585.48
Month 14		$4,746.03		$1,867.06		$258,839.45
Month 15		$4,779.65		$1,833.45		$254,059.80
Month 16		$4,813.50		$1,799.59		$249,246.29
Month 17		$4,847.60		$1,765.49		$244,398.70
Month 18		$4,881.94		$1,731.16		$239,516.76
Month 19		$4,916.52		$1,696.58		$234,600.24
Month 20		$4,951.34		$1,661.75		$229,648,90
Month 21		$4,986.41		$1,626.68		$224,662.49
Month 22		$5,021.73		$1,591.36		$219,640.75
Month 23		$5,057.30		$1,555.79		$214,583.45
Month 24		$5,093.13		$1,519.97		$209,490.32
Year 3
Month 25		$5,129.20		$1,483.89		$204,361.12
Month 26		$5,165.54		$1,447.56		$199,195.58
Month 27		$5,202.12		$1,410.97		$193,993.46
Month 28		$5,238.97		$1,374.12		$188,754.48
Month 29		$5,276.08		$1,337.01		$183,478.40
Month 30		$5,313.45		$1,299.64		$178,164.95
Month 31		$5,351.09		$1,262.00		$172,813.85
Month 32		$5,389.00		$1,224.10		$167,424.86
Month 33		$5,427.17		$1,185.93		$161,997.69
Month 34		$5,465.61		$1,147.48		$156,532.08
Month 35		$5,504.32		$1,108.77		$151,027.76
Month 36		$5,543.31		$1,069.78		$145,484.44
Year 4
Month 37		$5,582.58		$1,030.51		$139,901.86
Month 38		$5,622.12		  $990.97		$134,279.74
Month 39		$5,661.95		  $951.15		$128,617.80
Month 40		$5,702.05		  $911.04		$122,915.75
Month 41		$5,742.44		  $870.65		$117,173.31
Month 42		$5,783.12		  $829.98		$111,390.19
Month 43		$5,824.08		  $789.01		$105,566.11
Month 44		$5,865.33		  $747.76		 $99,700.78
Month 45		$5,906.88		  $706.21		 $93,793.90
Month 46		$5,948.72		  $664.37		 $87,845.18
Month 47		$5,990.86		  $622.24		 $81,854.32
Month 48		$6,033.29		  $579.80		 $75,821.03
Year 5
Month 49		$6,076.03		  $537.07		 $69,745.00
Month 50		$6,119.07		  $494.03		 $63,625.93
Month 51		$6,162.41		  $450.68		 $57,463.52
Month 52		$6,206.06		  $407.03		 $51,257.46
Month 53		$6,250.02		  $363.07		 $45,007.44
Month 54		$6,294.29		  $318.80		 $38,713.15
Month 55		$6,338.88		  $274.22		 $32,374.28
Month 56		$6,383.78		  $229.32		 $25,990.50
Month 57		$6,428.99		  $184.10		 $19,561.51
Month 58		$6,474.53		  $138.56		 $13,086.97
Month 59		$6,520.39		   $92.70		  $6,566.58
Month 60		$6,566.58		   $46.51		      $0.00

$397,330.00 Total Principal Amount
 $75,000.00 Immediate Payment
      8.50% Interest
          5 Term
  $6,613.09 Payment



EXHIBIT B

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

BOARD OF TRUSTEES,
SHEET METAL WORKERS NATIONAL
PENSION FUND,
						  Civil Action No.
		Plaintiff

v.

TENNEY ENGINEERING, INC.
TNY CORP., TENNEY
ENVIRONMENTAL PRODUCTS, INC.
WESTENN SALES, INC.
VACTENN, INC.
and
DYNATENN, INC., d/b/a DYNAVAC,)

		Defendants.


CONSENT JUDGMENT

	The Plaintiff and Defendants have reached agreement on the validity of
Plaintiffs' claim and Defendants' defenses and have consented to the entry of the following consent judgment without trial based upon the following findings of fact and conclusion of law.  The court has considered the matter and has been duly advised in the premises.
FINDINGS OF FACT AND CONCLUSIONS OF LAW
	1.  Plaintiff is comprised of individual Trustees who are "fiduciaries"
with respect to the Sheet Metal Workers' National Pension Fund ("Fund")
under ( 3(21)(A) of ERISA, 29 U.S.C. (( 1002(21)(A).
	2.  Plaintiff is the "plan sponsor" within the meaning of (( 3(16)(B)(iii)
and 4001(a)(10)(A) of ERISA, 29 U.S.C. (( 1002(16)(B)(III) and 1301(a)(10)(A).
	3.  The Fund is a jointly administered trust fund created and maintained pursuant to ( 302(c) of the Labor Management Relations Act, 29 U.S.C. ( 186
(c), a "multiemployer plan" as defined under (( 3(37) and 4001(a)(3) of
ERISA, 29 U.S.C. (( 1002(37) and 1301(a)(3), and an "employee benefit pension plan" as defined under ( 3(2) of ERISA, 29 U.S.C. ( 1002(2).
	4.  The Trustees administer the Fund at its principal place of business,
601 North Fairfax Street, Alexandria, Virginia 22314.
	5.  The Trustees are authorized to bring civil actions on behalf of the
Fund, its participants, and beneficiaries for the purpose of collecting withdrawal liability pursuant to (( 502(a)(3) and 4301(a)(1) of ERISA, 29
U.S.C. (( 1132(a)(3) and 1451(a)(1).
	6.  This court has jurisdiction over this action under (( 502(e), 502(f), and 4301(c) of ERISA, 29 U.S.C. (( 1132(e), 1132(f), and 1451(c).  This
court has personal jurisdiction over the Defendants.
	7.  Venue is proper in the Eastern District of Virginia, Alexandria
Division under (( 502(e)(2) and 4301(d) of ERISA, 29 U.S.C. (( 1132(e)(2)
and 1451(d) because the Fund is administered at its principal place of business in Alexandria, Virginia.
	8.  On February 16, 1993, Defendant Tenney Engineering, Inc. ("Tenney") was
a New Jersey corporation.
	9.  On February 16, 1993, Defendant TNY Corp. ("TNY") was a New Jersey
corporation.
	10.  On February 16, 1993, Defendant Tenney Environmental Products, Inc.
("Tenney Environmental") was a New Jersey corporation.
	11.  On February 16, 1993, Defendant Westenn Sales, Inc. ("Westenn") was a
New Jersey corporation.
	12.  On February 16, 1993, Defendant Vactenn, Inc. ("Vactenn") was a
California corporation.
	13.  On February 16, 1993, Defendant Dynatenn, Inc. d/b/a Dynavac
("Dynavac") was a Massachusetts corporation.
	14.  On February 16, 1993, TNY, Tenney Environmental, Westenn, Vactenn, and
Dynavac were wholly owned subsidiaries of Tenney.
	15.  On February 16, 1993, Tenney owned 100% of the voting stock of TNY,
Tenney Environmental, Westenn, Vactenn, and Dynavac, and thus had a controlling interest in and effective control of those companies.
	16.  Tenney, TNY, Tenney Environmental, Westenn, Vactenn, and Dynavac and
all other trades or businesses under common control with them (the "TENNEY
CONTROLLED GROUP") constitute a single employer within the meaning of
( 4001(b)(1) of ERISA, 29 U.S.C. ( 1301(b)(1), and the regulations promulgated thereunder.
	17.  The TENNEY CONTROLLED GROUP is the employer for purposes of the determination and assessment of withdrawal liability under Title IV of ERISA.
	18.  Tenney, a member of the TENNEY CONTROLLED GROUP, was subject to a collective bargaining agreement, executed between itself and Sheet Metal
Workers' International Association Local Union No. 28, under which is was obligated to make contributions to the Fund on behalf of certain employees.
	19.  The Fund has determined that on or about February 16, 1993, Tenney permanently ceased to have an obligation to contribute to the Fund under its collective bargaining agreement, and thereafter no member of the TENNEY
CONTROLLED GROUP was contributing or was obligated to contribute to the Fund.
	20.  The Fund has determined that the TENNEY CONTROLLED GROUP effected a
"complete withdrawal" from the Fund within the meaning of ( 4203 of ERISA,
29 U.S.C. ( 1383.

	21.  As a result of this complete withdrawal, all entities constituting the
TENNEY CONTROLLED GROUP, including Defendants, incurred withdrawal liability to the Fund in the amount of $529,743.28, as determined under ( 4201(b) of
ERISA, 29 U.S.C. ( 1381(b).
	22.  On or about November 19, 1993, the TENNEY CONTROLLED GROUP, through
Tenney, received a notice and demand for payment of the withdrawal liability assessment.  The notice was issued by the Fund in accordance with (( 4202(2)
and 4219(b)(1) of ERISA, 29 U.S.C. ( 1382(2) and 1399(b)(1).  The notice and attached calculation notified the employer that it was required to discharge its liability in quarterly payments of $33,879.28.
	23.  The Fund subsequently revised the employer's withdrawal liability assessment to $502,665.64 and notified the employer, through Tenney, by letter dated December 5, 1994.
	24.  On or about March 18, 1994, the TENNEY CONTROLLED GROUP, through
Tenney, receive a notice from the Fund, pursuant to ( 4219(c)(5)(A) of ERISA,
 29 U.S.C. ( 139(c)(5)(A), that payment of its withdrawal liability was past due and which forewarned the employer of the consequences of its failure to pay such liability.
	25.  By letter dated February 17, 1994, the TENNEY CONTROLLED GROUP, through Tenney, requested that the Fund review the withdrawal liability assessment, pursuant to ( 4219(b)(2)(A) of ERISA, 29 U.S.C. ( 1399(b)(2)(A).
	26.  On or about July 21, 1994, the TENNEY CONTROLLED GROUP, through Tenney, received the Fund's response to the review request in which the Fund rejected each issue raised by the employer and affirmed the withdrawal liability assessment.
	27.  By letter dated May 19, 1994, the TENNEY CONTROLLED GROUP, through
Tenney, sent a Notice of Initiation of Arbitration to the Fund pursuant to
( 4221(a)(1) of ERISA, 29 U.S.C. ( 1401(a)(1).
	28.  By letter dated August 3, 1994 to the American Arbitration Association
("AAA"), the TENNEY CONTROLLED GROUP, through Tenney, submitted its request for arbitration pursuant to Amendment No. 1 of the Sheet Metal Workers'
National Pension Fund Amended and Restated Agreement and Declaration of
Trust dated September 22, 1993.
	29.  By letter dated August 24, 1994 to Donna Sanker of AAA, the TENNEY
CONTROLLED GROUP, through Tenney, withdrew its request for arbitration.
	30.  By letter dated August 25, 1994, Donna Sanker of AAA acknowledged receipt of the employer's August 24, 1994 letter advising AAA that it was withdrawing its request for arbitration  Ms. Sanker requested the employer to advise AAA to the contrary before September 6, 1994, otherwise AAA would honor the employer's request that the demand for arbitration be withdrawn and would close its file.
	31.  No other member of the TENNEY CONTROLLED GROUP initiated arbitration pursuant to ( 4221(a)(1) of ERISA, 29 U.S.C. ( 1401(a)(1); consequently,
Defendants have waived any right to arbitration and forfeited any defenses to the withdrawal liability assessment.  The amounts demanded by the Fund are due and owing pursuant to ( 4221(b)(1) of ERISA, 29 U.S.C. ( 1401(b)(1).
	32.  The members of the TENNEY CONTROLLED GROUP, including Defendants, have failed to make the withdrawal liability payments to the Fund and they are in default within the meaning of ( 4219 (c)(5) of ERISA, 29 U.S.C. ( 1399(c)(5)
for the full amount of the withdrawal liability assessment and Plaintiff is entitled to the following relief pursuant to 29 U.S.C. ( 1132(g)(2):
		Principal		                   	-		$502,665.65
		Interest		                    	-		$105,962.42
		29 U.S.C. ( 1132(g)(2)(C)(i)
		Interest			                    -		$105,962.42
		Attorney's
		fees			                       	-		$  5,000.00
		Costs			                       -		$    500.00

		Total	                       		-		$720,090.49

	33. The members of the TENNEY CONTROLLED GROUP, including Defendants, are jointly and severally liable to the Fund for the withdrawal liability and damages due above.
	THEREFORE IT IS ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:
	That a judgment is entered for the Plaintiff and against the Defendants in the amount of $720,090.49.
	The above is agreed to between the parties, who agree as to both its form and content.

	Consented to and	                              		Consented to and
	Approved by Plaintiff:	                         	Approved by Defendants:

	Board of Trustees,			                            Tenney Engineering, Inc.
	Sheet Metal Workers'
	National Pension Fund


                                     	Counsel for Plaintiff		TNY Corp.


                               							Tenney Environmental	Products, Inc.


                               							WesTenn Sales, Inc.


                               							VacTenn, Inc.


                               							DynaTenn, Inc.
							                               d/b/a DynaVac


                             							Counsel for Defendant


SO ORDERED:

Entered:

						United States District Judge

Dated:










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